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                                                             EXHIBIT (8)(g)(iii)

                                 SIXTH AMENDMENT
                                       TO
                             PARTICIPATION AGREEMENT
                 AMONG AMERICAN GENERAL LIFE INSURANCE COMPANY,
                       AMERICAN GENERAL DISTRIBUTORS, INC,
                        SAFECO RESOURCE SERIES TRUST, AND
                             SAFECO SECURITIES, INC.

THIS SIXTH AMENDMENT TO PARTICIPATION AGREEMENT ("Amendment") dated as of May 14, 2002, amends the Participation Agreement dated as of April 1, 1998 (the "Agreement") among AMERICAN GENERAL LIFE INSURANCE COMPANY (AAGL") on its own behalf and on behalf of each separate account of AGL (each a "Separate Account") set forth on Schedule A of the Agreement attached hereto and incorporated herein (as same may be amended from time to time) ("Schedule A"), AMERICAN GENERAL DISTRIBUTORS, INC. ("AGDI"), SAFECO RESOURCE SERIES TRUST (the "Fund") and SAFECO SECURITIES, INC. (the "Distributor"), (collectively, the "Parties"). All capitalized terms not otherwise defined in this Amendment, shall have the same meaning as ascribed in the Agreement.

                                WITNESSETH THAT:

WHEREAS, the Parties desire to amend the Agreement to add to Schedule A of the Agreement the Contracts of the Company relating to the Company's Platinum Investor PLUS Flexible Premium Variable Life Insurance Policies ("Platinum Investor PLUS Policies");

NOW, THEREFORE, in consideration of the mutual benefits and promises contained herein, the Parties agree as follows:

1. The Agreement shall be amended to add the Platinum Investor Survivor II Policies to Schedule A in the form attached hereto and incorporated herein.

2. Except as amended hereby, the Agreement and all subsequent Amendments to the Agreement dated as of April 1, 1998 are hereby ratified in all respects.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed in its name and on its behalf by its duly authorized representative hereto as of the date specified above.

                               Page 1 of 2 Pages
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AMERICAN GENERAL LIFE INSURANCE COMPANY,
on behalf of itself and each of its
Separate Accounts named in Schedule A
hereto, as amended from time to time.


      By:
           ---------------------------


AMERICAN GENERAL DISTRIBUTORS, INC.



      By:
           ---------------------------


SAFECO RESOURCE SERIES TRUST



      By:
           ---------------------------


SAFECO SECURITIES, INC.



      By:
           ---------------------------

                               Page 2 of 2 Pages
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                                   SCHEDULE A

                         POLICIES AND SEPARATE ACCOUNTS

                              (As of May 14, 2002)


NAME OF SEPARATE ACCOUNTS AND                        REGISTRATION NUMBERS AND NAMES OF POLICIES FUNDED BY
DATE ESTABLISHED BY BOARD OF DIRECTORS               SEPARATE ACCOUNTS
--------------------------------------               ----------------------------------------------------
                                                     Registration Nos.              Name of Contract
                                                     (if available)

1.   American General Life Insurance Company         333-42567                      Platinum Investor I and
     Separate Account VL-R                           811-08561                      Platinum Investor II Variable Life
                                                                                    Insurance Policies (Contract Form
                                                                                    Nos. 97600 and 97610)

                                                     333-80191                      Corporate America-Variable
                                                     811-08561                      Life Insurance Policies
                                                                                    (Contract Form No. 99301)

                                                     333-90787                      Platinum Investor Survivor
                                                     811-08561                      Variable Life Insurance Policies
                                                                                    (Contract Form No. 99206)

                                                     333-43264                      Platinum Investor III
                                                     811-08561                      Flexible Premium Variable
                                                                                    Life Insurance Policy
                                                                                    (Contract Form No. 00600)

                                                     333-65170                      Platinum Investor Survivor II
                                                     811-08561                      Flexible Premium Variable
                                                                                    Life Insurance Policy
                                                                                    (Contract Form No. 01206)

                                                     333-82982                      Platinum Investor PLUS
                                                     811-08561                      Flexible Premium Variable
                                                                                    Life Insurance Policy
                                                                                    (Contract Form No. 02600)

2.   American General Life Insurance Company         333-70667                      Platinum Investor Variable
     Separate Account D                              811-02441                      Annuity Contract (Contract Form
                                                                                    No. 98202)
